Exhibit 10.64
Huntington National Bank Logo

Huntington National Bank
Huntington Center
41 S High Street
Columbus, OH
43215

Tel: 614-480-5464	Fax: 614-480-3232

INTEREST RATE SWAP CONFIRMATION
Feb 27, 2008

TO:	Franklin Credit Management Corporation
Paul Colasono
101 Hudson Street 25th Floor
Jersey City, NJ
07302
OUR REF: 20161HU/C030508F/102306
Dear Sirs,
The purpose of this letter is to confirm the terms and conditions of the transaction entered into between Franklin Credit Management Corporation (‘Counterparty’) and Huntington National Bank on the Trade Date specified below (the ‘Transaction’). This letter constitutes a ‘Confirmation’ as referred to in the ISDA Master Agreement specified below.
If Franklin Credit Management Corporation and Huntington National Bank are not yet parties to an ISDA Master Agreement, (1) you and we agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the form of the ISDA Master Agreement (Local Currency — Single Jurisdiction) (the “ISDA Form,” which term shall include our standard Schedule to the ISDA Master Agreement) with such modifications as you and we will in good faith agree, (2) this Confirmation, together with all other documents confirming transactions entered into between us from time to time and referring to the ISDA Form, shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Form as if we had executed an agreement in such form (including our standard Schedule) on the Trade Date of this Transaction, and (3) this Confirmation and the ISDA Master Agreement will together evidence a complete binding agreement between you and us as to the terms and conditions of the Swap Transaction to which this Confirmation relates, until such time as you and we negotiate and execute such an agreement. In the event of any inconsistency between the provisions of the ISDA Form and this Confirmation, this Confirmation will prevail for the purpose of this Swap Transaction. Upon the execution by you and us of such an agreement, this Confirmation shall supplement, form a part of, and be subject to that agreement (the “Agreement”).

This facsimile transmission will be the only written communication regarding this Swap Transaction exchanged between us and will be deemed for all purposes an original document, unless you request that we sign hard copy versions of this Confirmation. Please contact the individual indicated in the last paragraph of this letter to receive such copies.
The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swap Dealers Association, Inc) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.
Each Party hereto represents and warrants to the other party hereto that, in connection with the Transaction, (i) it has consulted and will continue to consult with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it deems necessary, and it has made and will continue to make its own investment, hedging and trading decisions (including without limitations decisions regarding the appropriateness and/or suitability of the Transaction) based upon its own judgment and upon any advice from such advisors as it deems necessary, and not in reliance upon the other party hereto or any of its branches, subsidiaries or affiliates or any of their respective officers, directors or employees, or any view expressed by any of them, (ii) it has evaluated and it fully understands all the terms, conditions and risks of the Transaction, and it is capable of assuming and willing to assume (financially and otherwise) all such risks, (iii) it has and will continue to act as principal, and not agent of any person, and the other party hereto and its branches, subsidiaries and affiliates have not and will not be acting as a fiduciary or financial, investment, commodity trading or other advisor to it, and (iv) it is entering into the Transaction for purposes of hedging its assets or liabilities or in connection with a line of business, and not for the purpose of speculation.
In addition, this Confirmation will be governed and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine, provided that this provision will be superseded by any choice of law provision in the Agreement.
1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement as amended and supplemented from time to time (the ‘Agreement’) between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.
2. The terms of the particular Swap transaction to which this confirmation relates are as follows:

Trade Date	:	Feb 27, 2008

Effective Date	:	Mar 05, 2008

Termination Date	:	Mar 05, 2009 subject to adjustment in accordance with the Modified Following Business Day Convention

Notional Amount	:	USD 120,000,000.00

FLOATING AMOUNTS

Floating Rate Payer	:	Huntington National Bank

Floating Rate Payer Payment Dates	:	Monthly on the 5th commencing Apr 07, 2008 and ending with the Termination Date subject to adjustment in accordance with the Modified Following Business Day Convention

Floating Rate Day Count Fraction	:	USD-LIBOR-BBA

Designated Maturity	:	1 month

Spread	:	None

Floating Rate Day Count Fraction	:	ACTUAL /360

Reset Dates	:	The first day of each Calculation Period

Compounding	:	Inapplicable

FIXED AMOUNTS

Fixed Rate Payer	:	Franklin Credit Management Corporation

Fixed Rate Payer Payment Dates	:	Monthly on the 5th commencing Apr 07, 2008 and ending with the Termination Date subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Rate	:	2.62000 % per annum

Fixed Rate Day Count Fraction	:	ACTUAL /360

Calculation Agent	:	Huntington National Bank

Business Days for Fixings in USD	:	London

Business Days for Payments in USD	:	New York & London

3. CASH SETTLEMENT INSTRUCTIONS

Payments to Franklin Credit Management Corporat in USD

Settlement Instructions to be advised

Payments to Huntington National Bank in USD

To	:	Huntington National Bank
Favor Of	:	Huntington National Bank
ABA Number	:	044000024
Account Number	:	13000050204

4. OFFICES:

The office of the Counterparty for the Transaction is:

Franklin Credit Management Corporation
101 Hudson Street 25th Floor
Jersey City, NJ
07302

Tel: (201) 604-4402
Fax:

The office of Huntington National Bank for the
Transaction is:

Huntington National Bank	:
Huntington Center
41 S High Street
Columbus, OH
43215
Tel: 614-480-5464
Fax: 614-480-3232
Please confirm that the foregoing correctly sets forth the terms of our agreement by signing a copy of this Confirmation and responding within one (1) business day by returning via facsimile an executed copy of this Confirmation to 614-480-3232, Attention: Derivative Operations, telephone 614-480-5464. Failure to respond within such period shall not affect the validity or enforceability of the Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.
Best Regards,

Huntington National Bank	Franklin Credit Management Corporation

/s/ Scott Kleinman	/s/ Paul Colasono

Name: Scott Kleinman	Name: Paul Colasono

Title: Senior Vice President	Title: CFO

/s/ Alexander Gordon Jardin

Name: Alexander Gordon Jardin

Title: CEO

Huntington National Bank Logo

Huntington National Bank
Huntington Center
41 S High Street
Columbus, OH
43215

Tel: 614-480-5464	Fax: 614-480-3232

INTEREST RATE SWAP CONFIRMATION
Feb 27, 2008

TO:	Franklin Credit Management Corporation
Paul Colasono
101 Hudson Street 25th Floor
Jersey City, NJ
07302
OUR REF: 20162HU/C030508G/102308
Dear Sirs,
The purpose of this letter is to confirm the terms and conditions of the transaction entered into between Franklin Credit Management Corporation (‘Counterparty’) and Huntington National Bank on the Trade Date specified below (the ‘Transaction’). This letter constitutes a ‘Confirmation’ as referred to in the ISDA Master Agreement specified below.
If Franklin Credit Management Corporation and Huntington National Bank are not yet parties to an ISDA Master Agreement, (1) you and we agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the form of the ISDA Master Agreement (Local Currency — Single Jurisdiction) (the “ISDA Form,” which term shall include our standard Schedule to the ISDA Master Agreement) with such modifications as you and we will in good faith agree, (2) this Confirmation, together with all other documents confirming transactions entered into between us from time to time and referring to the ISDA Form, shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Form as if we had executed an agreement in such form (including our standard Schedule) on the Trade Date of this Transaction, and (3) this Confirmation and the ISDA Master Agreement will together evidence a complete binding agreement between you and us as to the terms and conditions of the Swap Transaction to which this Confirmation relates, until such time as you and we negotiate and execute such an agreement. In the event of any inconsistency between the provisions of the ISDA Form and this Confirmation, this Confirmation will prevail for the purpose of this Swap Transaction. Upon the execution by you and us of such an agreement, this Confirmation shall supplement, form a part of, and be subject to that agreement (the “Agreement”).
This facsimile transmission will be the only written communication regarding this Swap Transaction exchanged between us and will be deemed for all purposes an original document, unless you request that we sign hard copy versions of this Confirmation. Please contact the individual indicated in the last paragraph of this letter to receive such copies.
The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swap Dealers Association, Inc) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.
Each Party hereto represents and warrants to the other party hereto that, in connection with the Transaction, (i) it has consulted and will continue to consult with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it deems necessary, and it has made and will continue to make its own investment, hedging and trading decisions (including without limitations decisions regarding the appropriateness and/or suitability of the Transaction) based upon its own judgment and upon any advice from such advisors as it deems necessary, and not in reliance upon the other party hereto or any of its branches, subsidiaries or affiliates or any of their respective officers, directors or employees, or any view expressed by any of them, (ii) it has evaluated and it fully understands all the terms, conditions and risks of the Transaction, and it is capable of assuming and willing to assume (financially and otherwise) all such risks, (iii) it has and will continue to act as principal, and not agent of any person, and the other party hereto and its branches, subsidiaries and affiliates have not and will not be acting as a fiduciary or financial, investment, commodity trading or other advisor to it, and (iv) it is entering into the Transaction for purposes of hedging its assets or liabilities or in connection with a line of business, and not for the purpose of speculation.
In addition, this Confirmation will be governed and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine, provided that this provision will be superseded by any choice of law provision in the Agreement.
1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement as amended and supplemented from time to time (the ‘Agreement’) between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.
2. The terms of the particular Swap transaction to which this confirmation relates are as follows:

Trade Date	:	Feb 27, 2008

Effective Date	:	Mar 05, 2008

Termination Date	:	Mar 05, 2009 subject to adjustment in accordance with the Modified Following Business Day Convention

Notional Amount	:	USD 100,000,000.00

FLOATING AMOUNTS

Floating Rate Payer	:	Huntington National Bank

Floating Rate Payer Payment Dates	:	Monthly on the 5th commencing Apr 07, 2008 and ending with the Termination Date subject to adjustment in accordance with the Modified Following Business Day Convention

Floating Rate Gay Count Fraction	:	USD-LIBOR-BBA

Designated Maturity	:	1 month

Spread	:	None

Floating Rate Day Count Fraction	:	ACTUAL /360

Reset Dates	:	The first day of each Calculation Period

Compounding	:	Inapplicable

FIXED AMOUNTS

Fixed Rate Payer	:	Franklin Credit Management Corporation

Fixed Rate Payer Payment Dates	:	Monthly on the 5th commencing Apr 07, 2008 and ending with the Termination Date subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Rate	:	2.62000 % per annum

Fixed Rate Day Count Fraction	:	ACTUAL /360

Calculation Agent	:	Huntington National Bank

Business Days for Fixings in USD	:	London

Business Days for Payments in USD	:	New York & London

3. CASH SETTLEMENT INSTRUCTIONS

Payments to Franklin Credit Management Corporat in USD

Settlement Instructions to be advised

Payments to Huntington National Bank in USD

To	:	Huntington National Bank
Favor Of	:	Huntington National Bank
ABA Number	:	044000024
Account Number	:	13000050204

4. OFFICES:

The office of the Counterparty for the Transaction is:

Franklin Credit Management Corporation
101 Hudson Street 25th Floor
Jersey City, NJ
07302

Tel: (201) 604-4402
Fax:

The office of Huntington National Bank for the
Transaction is:

Huntington National Bank	:
Huntington Center
41 S High Street
Columbus, OH
43215

Tel: 614-480-5464
Fax: 614-480-3232
Please confirm that the foregoing correctly sets forth the terms of our agreement by signing a copy of this Confirmation and responding within one (1) business day by returning via facsimile an executed copy of this Confirmation to 614-480-3232, Attention: Derivative Operations, telephone 614-480-5464. Failure to respond within such period shall not affect the validity or enforceability of the Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.
Best Regards,

Huntington National Bank	Franklin Credit Management Corporation

/s/ Scott Kleinman	/s/ Paul Colasono

Name: Scott Kleinman	Name: Paul Colasono

Title: Senior Vice President	Title: CFO

/s/ Alexander Gordon Jardin

Name: Alexander Gordon Jardin

Title: CEO

Huntington National Bank Logo

Huntington National Bank
Huntington Center
41 S High Street
Columbus, OH
43215

Tel: 614-480-5464	Fax: 614-480-3232

INTEREST RATE SWAP CONFIRMATION
Feb 27, 2008

TO:	Franklin Credit Management Corporation
Paul Colasono
101 Hudson Street 25th Floor
Jersey City, NJ
07302
OUR REF: 20163HU/H030508A/102310
Dear Sirs,
The purpose of this letter is to confirm the terms and conditions of the transaction entered into between Franklin Credit Management Corporation (‘Counterparty’) and Huntington National Bank on the Trade Date specified below (the ‘Transaction’). This letter constitutes a ‘Confirmation’ as referred to in the ISDA Master Agreement specified below.
If Franklin Credit Management Corporation and Huntington National Bank are not yet parties to an ISDA Master Agreement, (1) you and we agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the form of the ISDA Master Agreement (Local Currency — Single Jurisdiction) (the “ISDA Form,” which term shall include our standard Schedule to the ISDA Master Agreement) with such modifications as you and we will in good faith agree, (2) this Confirmation, together with all other documents confirming transactions entered into between us from time to time and referring to the ISDA Form, shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Form as if we had executed an agreement in such form (including our standard Schedule) on the Trade Date of this Transaction, and (3) this Confirmation and the ISDA Master Agreement will together evidence a complete binding agreement between you and us as to the terms and conditions of the Swap Transaction to which this Confirmation relates, until such time as you and we negotiate and execute such an agreement. In the event of any inconsistency between the provisions of the ISDA Form and this Confirmation, this Confirmation will prevail for the purpose of this Swap Transaction. Upon the execution by you and us of such an agreement, this Confirmation shall supplement, form a part of, and be subject to that agreement (the “Agreement”).
This facsimile transmission will be the only written communication regarding this Swap Transaction exchanged between us and will be deemed for all purposes an original document, unless you request that we sign hard copy versions of this Confirmation. Please contact the individual indicated in the last paragraph of this letter to receive such copies.
The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swap Dealers Association, Inc) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.
Each Party hereto represents and warrants to the other party hereto that, in connection with the Transaction, (i) it has consulted and will continue to consult with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it deems necessary, and it has made and will continue to make its own investment, hedging and trading decisions (including without limitations decisions regarding the appropriateness and/or suitability of the Transaction) based upon its own judgment and upon any advice from such advisors as it deems necessary, and not in reliance upon the other party hereto or any of its branches, subsidiaries or affiliates or any of their respective officers, directors or employees, or any view expressed by any of them, (ii) it has evaluated and it fully understands all the terms, conditions and risks of the Transaction, and it is capable of assuming and willing to assume (financially and otherwise) all such risks, (iii) it has and will continue to act as principal, and not agent of any person, and the other party hereto and its branches, subsidiaries and affiliates have not and will not be acting as a fiduciary or financial, investment, commodity trading or other advisor to it, and (iv) it is entering into the Transaction for purposes of hedging its assets or liabilities or in connection with a line of business, and not for the purpose of speculation.
In addition, this Confirmation will be governed and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine, provided that this provision will be superseded by any choice of law provision in the Agreement.
1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement as amended and supplemented from time to time (the ‘Agreement’) between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.
2. The terms of the particular Swap transaction to which this confirmation relates are as follows:

Trade Date	:	Feb 27, 2008

Effective Date	:	Mar 05, 2008

Termination Date	:	Mar 05, 2010 subject to adjustment in accordance with the Modified Following Business Day Convention

Notional Amount	:	USD 240,000,000.00

FLOATING AMOUNTS

Floating Rate Payer	:	Huntington National Bank

Floating Rate Payer Payment Dates	:	Monthly on the 5th commencing Apr 07, 2008 and ending with the Termination Date subject to adjustment in accordance with the Modified Following Business Day Convention

Floating Rate Option	:	USD-LIBOR-BBA

Designated Maturity	:	1 month

Spread	:	None

Floating Rate Day Count Fraction	:	ACTUAL /360

Reset Dates	:	The first day of each Calculation Period

Compounding	:	Inapplicable

FIXED AMOUNTS

Fixed Rate Payer	:	Franklin Credit Management Corporation

Fixed Rate Payer Payment Dates	:	Monthly on the 5th commencing Apr 07, 2008 and ending with the Termination Date subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Rate	:	2.79000 % per annum

Fixed Rate Day Count Fraction	:	ACTUAL /360

Calculation Agent	:	Huntington National Bank

Business Days for Fixings in USD	:	London

Business Days for Payments in USD	:	New York & London

3. CASH SETTLEMENT INSTRUCTIONS:

Payments to Franklin Credit Management

Corporat in USD

Settlement Instructions to be advised

Payments to Huntington National Bank in USD

To	:	Huntington National Bank
Favor Of	:	Huntington National Bank
ABA Number	:	044000024
Account Number	:	13000050204

4. OFFICES:

The office of the Counterparty for the Transaction is:

Franklin Credit Management Corporation
101 Hudson Street 25th Floor
Jersey City, NJ
07302

Tel: (201) 604-4402
Fax:

The office of Huntington National Bank for the Transaction is:

Huntington National Bank	:
Huntington Center
41 S High Street
Columbus, OH
43215

Tel: 614-480-5464
Fax: 614-480-3232
Please confirm that the foregoing correctly sets forth the terms of our agreement by signing a copy of this Confirmation and responding within one (1) business day by returning via facsimile an executed copy of this Confirmation to 614-480-3232, Attention: Derivative Operations, telephone 614-480-5464. Failure to respond within such period shall not affect the validity or enforceability of the Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.
Best Regards,

Huntington National Bank	Franklin Credit Management Corporation

/s/ Scott Kleinman	/s/ Paul Colasono

Name: Scott Kleinman	Name: Paul Colasono

Title: Senior Vice President	Title: CFO

/s/ Alexander Gordon Jardin

Name: Alexander Gordon Jardin

Title: CEO

Huntington National Bank Logo

Huntington National Bank
Huntington Center
41 S High Street
Columbus, OH
43215

Tel: 614-480-5464	Fax: 614-480-3232

INTEREST RATE SWAP CONFIRMATION
Feb 27, 2008

TO:	Franklin Credit Management Corporation
Paul Colasono
101 Hudson Street 25th Floor
Jersey City, NJ
07302
OUR REF: 20164HU/H030508B/102312
Dear Sirs,
The purpose of this letter is to confirm the terms and conditions of the transaction entered into between Franklin Credit Management Corporation (‘Counterparty’) and Huntington National Bank on the Trade Date specified below (the ‘Transaction’). This letter constitutes a ‘Confirmation’ as referred to in the ISDA Master Agreement specified below.
If Franklin Credit Management Corporation and Huntington National Bank are not yet parties to an ISDA Master Agreement, (1) you and we agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the form of the ISDA Master Agreement (Local Currency — Single Jurisdiction) (the “ISDA Form,” which term shall include our standard Schedule to the ISDA Master Agreement) with such modifications as you and we will in good faith agree, (2) this Confirmation, together with all other documents confirming transactions entered into between us from time to time and referring to the ISDA Form, shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Form as if we had executed an agreement in such form (including our standard Schedule) on the Trade Date of this Transaction, and (3) this Confirmation and the ISDA Master Agreement will together evidence a complete binding agreement between you and us as to the terms and conditions of the Swap Transaction to which this Confirmation relates, until such time as you and we negotiate and execute such an agreement. In the event of any inconsistency between the provisions of the ISDA Form and this Confirmation, this Confirmation will prevail for the purpose of this Swap Transaction. Upon the execution by you and us of such an agreement, this Confirmation shall supplement, form a part of, and be subject to that agreement (the “Agreement”).

This facsimile transmission will be the only written communication regarding this Swap Transaction exchanged between us and will be deemed for all purposes an original document, unless you request that we sign hard copy versions of this Confirmation. Please contact the individual indicated in the last paragraph of this letter to receive such copies.
The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swap Dealers Association, Inc) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.
Each Party hereto represents and warrants to the other party hereto that, in connection with the Transaction, (i) it has consulted and will continue to consult with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it deems necessary, and it has made and will continue to make its own investment, hedging and trading decisions (including without limitations decisions regarding the appropriateness and/or suitability of the Transaction) based upon its own judgment and upon any advice from such advisors as it deems necessary, and not in reliance upon the other party hereto or any of its branches, subsidiaries or affiliates or any of their respective officers, directors or employees, or any view expressed by any of them, (ii) it has evaluated and it fully understands all the terms, conditions and risks of the Transaction, and it is capable of assuming and willing to assume (financially and otherwise) all such risks, (iii) it has and will continue to act as principal, and not agent of any person, and the other party hereto and its branches, subsidiaries and affiliates have not and will not be acting as a fiduciary or financial, investment, commodity trading or other advisor to it, and (iv) it is entering into the Transaction for purposes of hedging its assets or liabilities or in connection with a line of business, and not for the purpose of speculation.
In addition, this Confirmation will be governed and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine, provided that this provision will be superseded by any choice of law provision in the Agreement.
1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement as amended and supplemented from time to time (the ‘Agreement’) between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.
2. The terms of the particular Swap transaction to which this confirmation relates are as follows:

Trade Date	:	Feb 27, 2008

Effective Date	:	Mar 05, 2008

Termination Date	:	Mar 05, 2010 subject to adjustment in accordance with the Modified Following Business Day Convention

Notional Amount	:	USD 150,000,000.00

FLOATING AMOUNTS

Floating Rate Payer	:	Huntington National Bank

Floating Rate Payer Payment Dates	:	Monthly on the 5th commencing Apr 07, 2008 and ending with the Termination Date subject to adjustment in accordance with the Modified Following Business Day Convention

Floating Rate Option	:	USD-LIBOR-BBA

Designated Maturity	:	1 month

Spread	:	None

Floating Rate Day Count Fraction	:	ACTUAL /360

Reset Dates	:	The first day of each Calculation Period

Compounding	:	Inapplicable

FIXED AMOUNTS

Fixed Rate Payer	:	Franklin Credit Management Corporation

Fixed Rate Payer Payment Dates	:	Monthly on the 5th commencing Apr 07, 2008 and ending with the Termination Date subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Rate	:	2.79000 % per annum

Fixed Rate Day Count Fraction	:	ACTUAL /360

Calculation Agent	:	Huntington National Bank

Business Days for Fixings in USD	:	London

Business Days for Payments in USD	:	New York & London

3. CASH SETTLEMENT INSTRUCTIONS

Payments to Franklin Credit Management Corporat in USD

Settlement Instructions to be advised

Payments to Huntington National Bank in USD

To	:	Huntington National Bank
Favor Of	:	Huntington National Bank
ABA Number	:	044000024
Account Number	:	13000050204

4. OFFICES:

The office of the Counterparty for the Transaction is:

Franklin Credit Management Corporation
101 Hudson Street 25th Floor
Jersey City, NJ
07302

Tel: (201) 604-4402
Fax:

The office of Huntington National Bank for the Transaction is:

Huntington National Bank
Huntington Center
41 S High Street
Columbus, OH
43215

Tel: 614-480-5464
Fax: 614-480-3232
Please confirm that the foregoing correctly sets forth the terms of our agreement by signing a copy of this Confirmation and responding within one (1) business day by returning via facsimile an executed copy of this Confirmation to 614-480-3232, Attention: Derivative Operations, telephone 614-480-5464. Failure to respond within such period shall not affect the validity or enforceability of the Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.
Best Regards,

Huntington National Bank	Franklin Credit Management Corporation

/s/ Scott Kleinman	/s/ Paul Colasono

Name: Scott Kleinman	Name: Paul Colasono

Title: Senior Vice President	Title: CFO

/s/ Alexander Gordon Jardin

Name: Alexander Gordon Jardin

Title: CEO

Huntington National Bank Logo

Huntington National Bank
Huntington Center
41 S High Street
Columbus, OH
43215

Tel: 614-480-5464	Fax: 614-480-3232

INTEREST RATE SWAP CONFIRMATION
Feb 27, 2008

TO:	Franklin Credit Management Corporation
Paul Colasono
101 Hudson Street 25th Floor
Jersey City, NJ
07302
OUR REF: 20165HU/H030508C/102314
Dear Sirs,
The purpose of this letter is to confirm the terms and conditions of the transaction entered into between Franklin Credit Management Corporation (‘Counterparty’) and Huntington National Bank on the Trade Date specified below (the ‘Transaction’). This letter constitutes a ‘Confirmation’ as referred to in the ISDA Master Agreement specified below.
If Franklin Credit Management Corporation and Huntington National Bank are not yet parties to an ISDA Master Agreement, (1) you and we agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the form of the ISDA Master Agreement (Local Currency — Single Jurisdiction) (the “ISDA Form,” which term shall include our standard Schedule to the ISDA Master Agreement) with such modifications as you and we will in good faith agree, (2) this Confirmation, together with all other documents confirming transactions entered into between us from time to time and referring to the ISDA Form, shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Form as if we had executed an agreement in such form (including our standard Schedule) on the Trade Date of this Transaction, and (3) this Confirmation and the ISDA Master Agreement will together evidence a complete binding agreement between you and us as to the terms and conditions of the Swap

Transaction to which this Confirmation relates, until such time as you and we negotiate and execute such an agreement. In the event of any inconsistency between the provisions of the ISDA Form and this Confirmation, this Confirmation will prevail for the purpose of this Swap Transaction. Upon the execution by you and us of such an agreement, this Confirmation shall supplement, form a part of, and be subject to that agreement (the “Agreement”).
This facsimile transmission will be the only written communication regarding this Swap Transaction exchanged between us and will be deemed for all purposes an original document, unless you request that we sign hard copy versions of this Confirmation. Please contact the individual indicated in the last paragraph of this letter to receive such copies.
The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swap Dealers Association, Inc) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.
Each Party hereto represents and warrants to the other party hereto that, in connection with the Transaction, (i) it has consulted and will continue to consult with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it deems necessary, and it has made and will continue to make its own investment, hedging and trading decisions (including without limitations decisions regarding the appropriateness and/or suitability of the Transaction) based upon its own judgment and upon any advice from such advisors as it deems necessary, and not in reliance upon the other party hereto or any of its branches, subsidiaries or affiliates or any of their respective officers, directors or employees, or any view expressed by any of them, (ii) it has evaluated and it fully understands all the terms, conditions and risks of the Transaction, and it is capable of assuming and willing to assume (financially and otherwise) all such risks, (iii) it has and will continue to act as principal, and not agent of any person, and the other party hereto and its branches, subsidiaries and affiliates have not and will not be acting as a fiduciary or financial, investment, commodity trading or other advisor to it, and (iv) it is entering into the Transaction for purposes of hedging its assets or liabilities or in connection with a line of business, and not for the purpose of speculation.
In addition, this Confirmation will be governed and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine, provided that this provision will be superseded by any choice of law provision in the Agreement.
1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement as amended and supplemented from time to time (the ‘Agreement’) between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.
2. The terms of the particular Swap transaction to which this confirmation relates are as follows:

Trade Date	:	Feb 27, 2008

Effective Date	:	Mar 05, 2008

Termination Date	:	Mar 05, 2011 subject to adjustment in accordance with the Modified Following Business Day Convention

Notional Amount	:	USD 70,000,000.00

FLOATING AMOUNTS

Floating Rate Payer	:	Huntington National Bank

Floating Rate Payer Payment Dates	:	Monthly on the 5th commencing Apr 07, 2008 and ending with the Termination Date subject to adjustment in accordance with the Modified Following Business Day Convention

Floating Rate Option	:	USD-LIBOR-BBA

Designated Maturity	:	1 month

Spread	:	None

Floating Rate Day Count Fraction	:	ACTUAL /360

Reset Dates	:	The first day of each Calculation Period

Compounding	:	Inapplicable

FIXED AMOUNTS

Fixed Rate Payer	:	Franklin Credit Management Corporation

Fixed Rate Payer Payment Dates	:	Monthly on the 5th commencing Apr 07, 2008 and ending with the Termination Date subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Rate	:	3.11000 % per annum

Fixed Rate Day Count Fraction	:	ACTUAL /360

Calculation Agent	:	Huntington National Bank

Business Days for Fixings in USD	:	London

Business Days for Payments in USD	:	New York & London

3. CASH SETTLEMENT INSTRUCTIONS

Payments to Franklin Credit Management

Corporat in USD

Settlement Instructions to be advised

Payments to Huntington National Bank in USD

To	:	Huntington National Bank
Favor Of	:	Huntington National Bank
ABA Number	:	044000024
Account Number	:	13000050204

4. OFFICES:

The office of the Counterparty for the Transaction is:

Franklin Credit Management Corporation
101 Hudson Street 25th Floor
Jersey City, NJ
07302

Tel: (201) 604-4402
Fax:

The office of Huntington National Bank for the
Transaction is:

Huntington National Bank
Huntington Center
41 S High Street
Columbus, OH
43215

Tel: 614-480-5464
Fax: 614-480-3232
Please confirm that the foregoing correctly sets forth the terms of our agreement by signing a copy of this Confirmation and responding within one (1) business day by returning via facsimile an executed copy of this Confirmation to 614-480-3232, Attention: Derivative Operations, telephone 614-480-5464. Failure to respond within such period shall not affect the validity or enforceability of the Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.
Best Regards,

Huntington National Bank	Franklin Credit Management Corporation

/s/ Scott Kleinman	/s/ Paul Colasono

Name: Scott Kleinman	Name: Paul Colasono

Title: Senior Vice President	Title: CFO

/s/ Alexander Gordon Jardin

Name: Alexander Gordon Jardin

Title: CEO

Huntington National Bank Logo

Huntington National Bank
Huntington Center
41 S High Street
Columbus, OH
43215

Tel: 614-480-5464	Fax: 614-480-3232

INTEREST RATE SWAP CONFIRMATION
Feb 27, 2008

TO:	Franklin Credit Management Corporation
Paul Colasono
101 Hudson Street 25th Floor
Jersey City, NJ
07302
OUR REF: 20166HU/H030508D/102316
Dear Sirs,
The purpose of this letter is to confirm the terms and conditions of the transaction entered into between Franklin Credit Management Corporation (‘Counterparty’) and Huntington National Bank on the Trade Date specified below (the ‘Transaction’). This letter constitutes a ‘Confirmation’ as referred to in the ISDA Master Agreement specified below.
If Franklin Credit Management Corporation and Huntington National Bank are not yet parties to an ISDA Master Agreement, (1) you and we agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the form of the ISDA Master Agreement (Local Currency — Single Jurisdiction) (the “ISDA Form,” which term shall include our standard Schedule to the ISDA Master Agreement) with such modifications as you and we will in good faith agree, (2) this Confirmation, together with all other documents confirming transactions entered into between us from time to time and referring to the ISDA Form, shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Form as if we had executed an agreement in such form (including our standard Schedule) on the Trade Date of this Transaction, and (3) this Confirmation and the ISDA Master Agreement will together evidence a complete binding agreement between you and us as to the terms and conditions of the Swap Transaction to which this Confirmation relates, until such time as you and we negotiate and execute such an agreement. In the event of any inconsistency between the provisions of the ISDA Form and this Confirmation, this Confirmation will prevail for the purpose of this Swap Transaction. Upon the execution by you and us of such an agreement, this Confirmation shall supplement, form a part of, and be subject to that agreement (the “Agreement”).
This facsimile transmission will be the only written communication regarding this Swap Transaction exchanged between us and will be deemed for all purposes an original document, unless you request that we sign hard copy versions of this Confirmation. Please contact the individual indicated in the last paragraph of this letter to receive such copies.

The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swap Dealers Association, Inc) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.
Each Party hereto represents and warrants to the other party hereto that, in connection with the Transaction, (i) it has consulted and will continue to consult with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it deems necessary, and it has made and will continue to make its own investment, hedging and trading decisions (including without limitations decisions regarding the appropriateness and/or suitability of the Transaction) based upon its own judgment and upon any advice from such advisors as it deems necessary, and not in reliance upon the other party hereto or any of its branches, subsidiaries or affiliates or any of their respective officers, directors or employees, or any view expressed by any of them, (ii) it has evaluated and it fully understands all the terms, conditions and risks of the Transaction, and it is capable of assuming and willing to assume (financially and otherwise) all such risks, (iii) it has and will continue to act as principal, and not agent of any person, and the other party hereto and its branches, subsidiaries and affiliates have not and will not be acting as a fiduciary or financial, investment, commodity trading or other advisor to it, and (iv) it is entering into the Transaction for purposes of hedging its assets or liabilities or in connection with a line of business, and not for the purpose of speculation.
In addition, this Confirmation will be governed and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine, provided that this provision will be superseded by any choice of law provision in the Agreement.
1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement as amended and supplemented from time to time (the ‘Agreement’) between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.
2. The terms of the particular Swap transaction to which this confirmation relates are as follows:

Trade Date	:	Feb 27, 2008

Effective Date	:	Mar 05, 2008

Termination Date	:	Mar 05, 2012 subject to adjustment in accordance with the Modified Following Business Day Convention

Notional Amount	:	USD 45,000,000.00

FLOATING AMOUNTS

Floating Rate Payer	:	Huntington National Bank

Floating Rate Payer Payment Dates	:	Monthly on the 5th commencing Apr 07, 2008 and ending with the Termination Date subject to adjustment in accordance with the Modified Following Business Day Convention

Floating Rate Option	:	USD-LIBOR-BBA

Designated Maturity	:	1 month

Spread	:	None

Floating Rate Day Count Fraction	:	ACTUAL /360

	Reset Dates		:	The first day of each Calculation Period

	Compounding		:	Inapplicable

FIXED AMOUNTS

	Fixed Rate Payer		:	Franklin Credit Management Corporation

	Fixed Rate Payer Payment Dates		:	Monthly on the 5th commencing Apr 07, 2008 and ending with the Termination Date subject to adjustment in accordance with the Modified Following Business Day Convention

	Fixed Rate		:	3.43000 % per annum

	Fixed Rate Day Count Fraction		:	ACTUAL /360

	Calculation Agent		:	Huntington National Bank

	Business Days for Fixings in USD		:	London

	Business Days for Payments in USD		:	New York & London

3.	CASH SETTLEMENT INSTRUCTIONS

Payments to Franklin Credit Management Corporat in USD

Settlement Instructions to be advised

Payments to Huntington National Bank in USD

	To	:		Huntington National Bank
	Favor Of	:		Huntington National Bank
	ABA Number	:		044000024
	Account Number	:		13000050204

4. OFFICES:

The office of the Counterparty for the Transaction is:

Franklin Credit Management Corporation
101 Hudson Street 25th Floor
Jersey City, NJ
07302

Tel: (201) 604-4402
Fax:

The office of Huntington National Bank for the Transaction is:

Huntington National Bank
Huntington Center
41 S High Street
Columbus, OH
43215

Tel: 614-480-5464
Fax: 614-480-3232
Please confirm that the foregoing correctly sets forth the terms of our agreement by signing a copy of this Confirmation and responding within one (1) business day by returning via facsimile an executed copy of this Confirmation to 614-480-3232, Attention: Derivative Operations, telephone 614-480-5464. Failure to respond within such period shall not affect the validity or enforceability of the Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.
Best Regards,

Huntington National Bank	Franklin Credit Management Corporation

/s/ Scott Kleinman	/s/ Paul Colasono

Name: Scott Kleinman	Name: Paul Colasono

Title: Senior Vice President	Title: CFO

/s/ Alexander Gordon Jardin

Name: Alexander Gordon Jardin

Title: CEO